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                                                                   EXHIBIT 10.39

                    EXECUTIVE OFFICER BONUS COMPENSATION PLAN

                                                              ANNUAL    TARGET
OFFICER                TITLE                                  SALARY    BONUS
-------                -----                                  ------    ------
Jeffrey Hawthorne      Chief Executive Officer and President  $325,000  60%
Richard Okumoto        Chief Financial Officer and Secretary  $250,000  60%
Soon Man (Steve) Song  Vice President, Worldwide Sales        $240,000  50%*
Mark Merrill           Vice President, Marketing              $250,000  50%**
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*     In addition, Mr. Song is entitled to a bonus of up to $25,000 based on bookings levels that have yet to be determined.

** In addition, Mr. Merrill is entitled to a bonus of up to $10,000 based on objectives that have yet to be determined.